Supplement to the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information
The purpose of this supplement is to provide you with changes to the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information (SAI) for the Funds listed below, as applicable:
Invesco Endeavor Fund
Invesco Greater China Fund
Invesco Main Street Small Cap Fund®
Invesco Pacific Growth Fund
Invesco Select Companies Fund
Invesco Senior Floating Rate Plus Fund
This supplement amends the Summary and Statutory Prospectuses and SAIs of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
At a meeting held on January 22, 2021, the Boards of Trustees of each Target Fund listed below unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund would transfer all or substantially all of its assets and liabilities to the corresponding Acquiring Fund listed next to it in exchange for shares of each Acquiring Fund that would be distributed to Target Fund shareholders.
The reorganizations are expected to be consummated on or about April 23, 2021. Upon closing of each reorganization, shareholders of each Target Fund will receive shares of a class of the corresponding Acquiring Fund that are equal in value to the shares of the corresponding class of the corresponding Target Fund that the shareholders held immediately prior to the closing of the applicable reorganization, and each Target Fund will liquidate and cease operations.
A combined Information Statement/Prospectus will be sent to shareholders of each Target Fund, which will include a full discussion of each reorganization and the factors the Board of Trustees considered in approving the Agreement. Shareholders of the Target Funds do not need to approve the reorganizations.
It is currently anticipated that each Target Fund will close to new investors approximately two business days prior to the closing date of its reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in each Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. Each Acquiring Fund will remain open for purchase during this period.

Target Funds	Acquiring Funds
Invesco Endeavor Fund	Invesco Main Street Mid Cap Fund®
Invesco Pacific Growth Fund	Invesco Greater China Fund
Invesco Select Companies Fund	Invesco Main Street Small Cap Fund®
Invesco Senior Floating Rate Plus Fund	Invesco Senior Floating Rate Fund
In connection with the reorganizations, the Board of Trustees approved the following changes to certain of the Funds, as specified below, which changes are effective on or about April 23, 2021:
1.
The following reduced fee schedule replaces in its entirety the current advisory fee schedule for Invesco Greater China Fund under the heading “Investment Advisory and Other Services – Investment Adviser” in the SAI:

Fund	Annual Rate/Net Assets Per Advisory Agreement
Invesco Greater China Fund	0.87% of the first $1B 0.82% of the next $1B 0.77% of the next $49B 0.76% of the excess over $51B
2.
The compensation styled Rule 12b-1 plans for the following Fund’s share classes are being replaced with reimbursement styled Rule 12b-1 plans:
1

Fund	Class
Invesco Greater China Fund	Class A
Class C
Accordingly, all references to Invesco Greater China Fund’s Class A shares and Class C shares compensation styled Rule 12b-1 plan in the SAI for the Fund are replaced with references to the reimbursement styled plan.
3.
The following information replaces in its entirety the eleventh paragraph under the heading “Description of the Funds and their Investments and Risks – Fund Policies – Fundamental Restrictions” in the SAI for Invesco Main Street Small Cap Fund®:
Notwithstanding the above restriction related to physical commodities, the Invesco International Diversified Fund, Invesco Main Street Mid Cap Fund, Invesco Main Street Small Cap Fund and Invesco Select Risk: Moderate Investor Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
4.
The following information is added as a third paragraph to fundamental restriction number (6) under the heading “Description of the Funds and their Investments and Risks - Fund Policies - Fundamental Restrictions” in the SAI for Invesco Endeavor Fund:
Notwithstanding the above restriction related to physical commodities, Invesco Endeavor Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
MRGR-SUP-012221